UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2016
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Power Integrations, Inc.
(Exact name of Registrant as specified in its charter)
______________

Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5245 Hellyer Avenue
San Jose, California 95138-1002
(Address of principal executive offices)

(408) 414-9200
(Registrant’s telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders
Power Integrations, Inc. (“Power Integrations”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on May 13, 2016. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast for or against each matter, and the number of abstentions and broker non-votes with respect to each matter.
1. Power Integrations’ stockholders elected each of the directors proposed by Power Integrations for re-election; to serve until Power Integrations’ 2017 Annual Meeting of Stockholders or until his respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Withheld
Balu Balakrishnan	26,240,304	148,682
Alan D. Bickell	23,991,673	2,397,313
Nicholas E. Brathwaite	25,331,202	1,057,784
William L. George	25,185,833	1,203,153
Balakrishnan S. Iyer	26,065,317	323,669
E. Floyd Kvamme	23,919,519	2,469,467
Steven J. Sharp	26,181,616	207,370

There were 1,169,058 broker non-votes for this proposal.

2. Power Integrations’ stockholders approved, on an advisory basis, a resolution approving the compensation of Power Integrations’ named executive officers, as disclosed in Power Integrations’ proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:	24,079,039
Shares voted against:	2,231,416
Shares abstaining:	78,531
Broker non-votes	1,169,058

3. Power Integrations’ stockholders approved the 2016 Incentive Award Plan, as disclosed in Power Integrations’ proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:	23,544,457
Shares voted against:	2,841,333
Shares abstaining:	3,196
Broker non-votes	1,169,058

4. Power Integrations’ stockholders approved the amendment and restatement of the 1997 Employee Stock Purchase Plan, as disclosed in Power Integrations’ proxy statement. The tabulation of votes on this matter was as follows:

Shares voted for:	25,823,150
Shares voted against:	563,384
Shares abstaining:	2,452
Broker non-votes	1,169,058

5. Power Integrations’ stockholders ratified the selection of Deloitte & Touche LLP as the independent registered public accounting firm of Power Integrations for its fiscal year ending December 31, 2016. The tabulation of votes on this matter was as follows:

Shares voted for:	27,248,056
Shares voted against:	190,358
Shares abstaining:	119,630
Broker non-votes	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/s/ Sandeep Nayyar
	Name:	Sandeep Nayyar
	Title:	Chief Financial Officer & Vice President of Finance

 Dated:  May 16, 2016